UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
May 28, 2015
Steadfast Apartment REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-55428	36-4769184
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
The information set forth under Items 2.01 and 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.
Acquisition of Ridge Crossings Apartments
On May 28, 2015 (the “Closing Date”), Steadfast Apartment REIT, Inc. (the “Company”), through STAR Ridge Crossings, LLC (“STAR Ridge Crossings”), an indirect wholly-owned subsidiary of the Company, acquired from a third-party seller a fee simple interest in a 720-unit multifamily residential community located in Hoover, Alabama, commonly known as Ridge Crossings Apartments (the “Ridge Crossings Property”). On the Closing Date, Steadfast Asset Holdings, Inc., an affiliate of the Company, assigned to STAR Ridge Crossings the Purchase and Sale Agreement, dated as of April 7, 2015, as amended, for the purchase of the Ridge Crossings Property.
STAR Ridge Crossings acquired the Ridge Crossings Property for an aggregate purchase price of $72,000,000, exclusive of closing costs. STAR Ridge Crossings financed the payment of the purchase price for the Ridge Crossings Property with a combination of (1) proceeds from the Company’s ongoing public offering and (2) a loan in the aggregate principal amount of $50,400,000 (the “Loan”) from Berkeley Point Capital LLC (“Berkeley Point”), pursuant to the requirements of the Federal Home Loan Mortgage Corporation Capital Markets Execution Program, as evidenced by the Multifamily Loan and Security Agreement (the “Loan Agreement”) and the Multifamily Note (the “Note” and, together with the Loan Agreement, the Mortgage and the Guaranty, each described below, the “Loan Documents”). For additional information on the terms of the Loan and Loan Documents, see Item 2.03 below.
The Ridge Crossings Property was constructed in three phases in 1991, 1992 and 1996 and consists of 71 two- and three-story garden-style buildings and a clubhouse/leasing office situated on an approximately 86-acre site. The Ridge Crossings Property is comprised of 260 one-bedroom apartment homes, 348 two-bedroom apartment homes and 112 three-bedroom apartment homes that average 1,107 square feet with an average monthly rent of $862 as of May 27, 2015. Apartment amenities at the Ridge Crossings Property include spacious floor plans, updated plumbing and lighting fixtures and faux granite countertops. In addition, select units include washer and dryer connections. Property amenities at the Ridge Crossings Property include two swimming pools, a tennis court, a playground, a fitness center, a laundry center, a car wash area, a pet park, a walking trail and a recreational vehicle parking area. As of May 27, 2015, the Ridge Crossings Property was approximately 94% occupied.
An acquisition fee of approximately $752,000 was earned by Steadfast Apartment Advisor, LLC (the “Advisor”) in connection with the acquisition of the Ridge Crossings Property. A loan coordination fee of approximately $504,000 was earned by the Advisor in connection with the financing of the Ridge Crossings Property.
The material terms of the agreements described above are qualified in their entirety by the agreements attached as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Management of the Ridge Crossings Property
On the Closing Date, STAR Ridge Crossings and Steadfast Management Company, Inc. (“Steadfast Management”), an affiliate of the Advisor, entered into a Property Management Agreement (the “Management Agreement”) pursuant to which Steadfast Management serves as the exclusive leasing agent and manager of the Ridge Crossings Property. Pursuant to the Management Agreement, STAR Ridge Crossings is to pay Steadfast Management a monthly management fee in an amount equal to 2.75% of the Ridge Crossings Property’s gross collections (as defined in the Management Agreement) for such month. The Management Agreement has an initial term that expires on May 28, 2016, and will continue thereafter on a month-to-month basis unless either party gives 60 days prior written notice of its desire to terminate the Management Agreement. STAR Ridge Crossings may terminate the Management Agreement at any time upon 30 days prior written notice to Steadfast Management in the event of the gross negligence, willful misconduct or bad acts of Steadfast Management or any of Steadfast Management’s employees. Either party may terminate the Management Agreement due to a material breach of the other party’s obligations under the Management Agreement that remains uncured for 30 days after notification of such breach.
On the Closing Date, STAR Ridge Crossings also entered into a Construction Management Services Agreement (the “Construction Services Agreement”) with Pacific Coast Land & Construction, Inc. (“PCL”), an affiliate of the Advisor. Pursuant to the Construction Services Agreement, PCL will provide construction management services with respect to capital improvements and renovations to be undertaken from time to time at the Ridge Crossings Property, for which it will be paid a construction management fee in an amount equal to 8% of the total cost of the improvements and renovations. The Construction Services Agreement may be terminated by either party with 30 days prior written notice to the other party.
The material terms of the agreements described above are qualified in their entirety by the agreements attached as Exhibits 10.4 and 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Loan
In connection with the acquisition of the Ridge Crossings Property, STAR Ridge Crossings borrowed $50,400,000 from Berkeley Point pursuant to the Note. The Loan has a 120-month term with a maturity date of June 1, 2025 (the “Maturity Date”). STAR Ridge Crossings paid a loan origination fee of $250,000 to Berkeley Point in connection with the Loan.
Interest on the outstanding principal balance of the Loan accrues at the one-month London Interbank Offered Rate (LIBOR) plus 2.17%, as further described in the Note, and is payable on the first day of each month, beginning on July 1, 2015 and continuing until the Maturity Date. In addition, beginning on July 1, 2020 and continuing until the Maturity Date, a monthly payment of principal is due and payable on the first day of each month. The entire outstanding principal balance and any accrued and unpaid interest on the Loan is due and payable in full on the Maturity Date.
STAR Ridge Crossings may voluntarily prepay all of the unpaid principal balance of the Loan and all accrued interest thereon and other sums due to Berkeley Point under the Loan Documents following the first year of the Loan, provided that STAR Ridge Crossings provides Berkeley Point with prior notice of such prepayment and pays a prepayment fee, all in accordance with the terms of the Note.
The performance of the obligations of STAR Ridge Crossings under the Loan is secured by a Multifamily Mortgage, Assignment of Rents and Security Agreement with respect to the Ridge Crossings Property (the “Mortgage”). Additionally, pursuant to an Assignment of Management Agreement and Subordination of Management Fees, STAR Ridge Crossings assigned all of its rights under the Management Agreement to Berkeley Point upon an event of default under any of the Loan Documents.
The Company entered into a Guaranty (the “Guaranty”) in connection with the Loan. The Company absolutely, unconditionally and irrevocably guarantees to Berkeley Point the full and prompt payment and performance when due of all amounts for which STAR Ridge Crossings is personally liable under the Loan Documents, in addition to all costs and expenses incurred by Berkeley Point in enforcing such Guaranty.
The material terms of the agreements described above are qualified in their entirety by the agreements attached as Exhibits 10.6, 10.7, 10.8, 10.9 and 10.10 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.
Acquisition of Rosemont at East Cobb
On May 21, 2015, the Company, through STAR East Cobb, LLC (“STAR East Cobb”), an indirect, wholly-owned subsidiary of the Company, acquired from a third-party seller a fee simple interest in a 180-unit multifamily residential community located in Marietta, Georgia, commonly known as Rosemont at East Cobb (the “Rosemont Property”). STAR East Cobb acquired the Rosemont Property for an aggregate purchase price of $16,450,000, excluding closing costs. STAR East Cobb funded the payment of the purchase price for the Rosemont Property with the proceeds from the Company’s ongoing public offering.
On June 3, 2015, the Company distributed a press release announcing the completion of the acquisitions of the Ridge Crossings Property and the Rosemont Property. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.
Decision to Determine an Estimated Value Per Share
On June 3, 2015, the Company issued a press release announcing that it intends to disclose an estimated value per share of its common stock based upon the valuations of the Company’s assets and liabilities with the assistance of a third-party valuation expert in the Company’s next Annual Report on Form 10-K for the year ended December 31, 2015, which will be filed in March 2016. The full text of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.
The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description

10.1
Purchase and Sale Agreement, dated as of April 7, 2015 by and between Steadfast Asset Holdings, Inc. and Ridge Crossing Apartments LLC and Commonwealth Land Title Insurance Company, in its capacity as the escrow agent

10.2	First Amendment to Purchase and Sale Agreement, dated as of May 15, 2015 by and between Steadfast Asset Holdings, Inc., Ridge Crossing Apartments LLC and Commonwealth Land Title Insurance Company

10.3	Assignment and Assumption of Purchase Agreement, dated as of May 28, 2015, by and between Steadfast Asset Holdings, Inc. and STAR Ridge Crossings, LLC

10.4	Property Management Agreement, made and entered into as of May 28, 2015, by and between Steadfast Management Company, Inc. and STAR Ridge Crossings, LLC

10.5	Construction Management Services Agreement entered into as of May 28, 2015, by and between STAR Ridge Crossings, LLC and Pacific Coast Land & Construction, Inc.

10.6	Multifamily Note, effective as of May 28, 2015, by STAR Ridge Crossings, LLC in favor of Berkeley Point Capital LLC

10.7	Multifamily Loan and Security Agreement, dated as of May 28, 2015, by and between STAR Ridge Crossings, LLC and Berkeley Point Capital LLC

10.8	Multifamily Mortgage, Assignment of Rents and Security Agreement, dated as of May 28, 2015, by STAR Ridge Crossings, LLC for the benefit of Berkeley Point Capital LLC

10.9	Guaranty, dated as of May 28, 2015 by Steadfast Apartment REIT, Inc. for the benefit of Berkeley Point Capital LLC

10.10
Assignment of Management Agreement and Subordination of Management Fees, dated as of May 28, 2015, by and among STAR Ridge Crossings, LLC, Berkeley Point Capital LLC and Steadfast Management Company, Inc.

99.1	Press release, dated June 3, 2015

99.2	Press release, dated June 3, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST APARTMENT REIT, INC.

Date:	June 3, 2015	By:	/s/ Ella S. Neyland
Ella S. Neyland
President

EXHIBIT INDEX

Exhibit	Description

10.1
Purchase and Sale Agreement, dated as of April 7, 2015 by and between Steadfast Asset Holdings, Inc. and Ridge Crossing Apartments LLC and Commonwealth Land Title Insurance Company, in its capacity as the escrow agent

10.2	First Amendment to Purchase and Sale Agreement, dated May 15, 2015 by and between Steadfast Asset Holdings, Inc., Ridge Crossing Apartments LLC and Commonwealth Land Title Insurance Company

10.3	Assignment and Assumption of Purchase Agreement, dated as of May 28, 2015, by and between Steadfast Asset Holdings, Inc. and STAR Ridge Crossings, LLC

10.4	Property Management Agreement, made and entered into as of May 28, 2015, by and between Steadfast Management Company, Inc. and STAR Ridge Crossings, LLC

10.5	Construction Management Services Agreement entered into as of May 28, 2015, by and between STAR Ridge Crossings, LLC and Pacific Coast Land & Construction, Inc.

10.6	Multifamily Note, effective as of May 28, 2015, by STAR Ridge Crossings, LLC in favor of Berkeley Point Capital LLC

10.7	Multifamily Loan and Security Agreement, dated as of May 28, 2015, by and between STAR Ridge Crossings, LLC and Berkeley Point Capital LLC

10.8	Multifamily Mortgage, Assignment of Rents and Security Agreement, dated as of May 28, 2015, by STAR Ridge Crossings, LLC for the benefit of Berkeley Point Capital LLC

10.9	Guaranty, dated as of May 28, 2015 by Steadfast Apartment REIT, Inc. for the benefit of Berkeley Point Capital LLC

10.10
Assignment of Management Agreement and Subordination of Management Fees, dated as of May 28, 2015, by and among STAR Ridge Crossings, LLC, Berkeley Point Capital LLC and Steadfast Management Company, Inc.

99.1	Press release, dated June 3, 2015

99.2	Press release, dated June 3, 2015